UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 13, 2018

Jones Lang LaSalle Income Property Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-51948	20-1432284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

333 West Wacker Drive, Chicago, IL		60606
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 897-4000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 — Submission of Matters to a Vote of Security Holders.
On July 13, 2018, Jones Lang LaSalle Income Property Trust, Inc. (the "Company") held its annual meeting of stockholders at 333 West Wacker Drive, Chicago, IL 60606 (the “Annual Meeting”). Stockholders representing 115,840,289 shares, or 86.8.%, of the outstanding shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”), outstanding as of March 16, 2018 (the “Record Date”) were present in person or were represented at the meeting by proxy.
The purpose of this meeting was to consider and vote upon the following two proposals:

1.	To elect seven individuals to the board of directors for the ensuing year and until their successors are elected and qualify and

2.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018.

At the Annual Meeting, there were no votes cast against any of the nominees; however, none of the nominees received a majority of the votes cast for such nominee. As a result, pursuant to Maryland law and the Company’s Charter and Bylaws, each director will continue to act in their capacity until the 2019 Annual Meeting of Stockholders or until their successors are elected and qualify. The stockholders ratified the appointment of KPMG LLP. The votes cast with respect to each proposal were as follows:

	Votes For	Votes Withheld	Broker Non Votes	Total
Proposal 1: Election of Directors
Lynn C. Thurber	37,078,713	318,858	78,442,718	115,840,289
Virginia G. Breen	37,091,466	306,105	78,442,718	115,840,289
Jonathan B. Bulkeley	37,070,300	327,271	78,442,718	115,840,289
R. Martel Day	37,089,190	308,381	78,442,718	115,840,289
Jacques N. Gordon	37,086,110	311,461	78,442,718	115,840,289
Jason B. Kern	37,094,378	303,193	78,442,718	115,840,289
William E. Sullivan	37,090,559	307,012	78,442,718	115,840,289

	Votes For	Votes Against	Abstentions	Total
Proposal 2: Ratification of KPMG LLP Appointment	113,295,887	1,425,315	1,119,087	115,840,289

A “broker non vote” occurs when a broker does not vote on a matter on the proxy card because the broker does not have discretionary voting power for that particular matter and has not received voting instructions from the beneficial owner.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
JONES LANG LASALLE INCOME PROPERTY TRUST, INC.

By:     /s/ Gregory A. Falk
Name: Gregory A. Falk
Title: Chief Financial Officer and Treasurer

Date: July 13, 2018